Thrivent Variable Annuity Account I

Supplement to Prospectus Dated April 30, 2003

  The first paragraph under the heading "Fixed Account" on page 14 of the Prospectus is deleted and replaced with the following paragraph:

  You may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. The last-in, first-out accounting method will be used for partial surrenders, transfers, and transfer charges.

  The first paragraph under the heading "Fixed Period Allocations and the Market Value Adjustment Account" on page 14-15 of the Prospectus is deleted and replaced with the following paragraph:

  You may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Period Allocations. Fixed Period Allocations are invested in a non-unitized separate investment account of ours, the Market Value Adjustment Account ("MVA Account"). Each such allocation or transfer must be at least $1,000 and will be a separate Fixed Period Allocation. For each amount allocated or transferred to a Fixed Period Allocation, you select an allocation period then offered by us. We may not offer any Fixed Period Allocations during some periods of time. The interest rate that applies to a Fixed Period Allocation depends upon the date of the allocation and the duration selected. Interest will be credited on Fixed Period Allocations from the date of allocation or transfer and will be guaranteed for the entire period. Interest will be compounded daily and the effective annual interest rate will never be less than the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Accumulated Value which is surrendered or transferred from a Fixed Period Allocation more than 30 days before the end of its allocation period is subject to a Market Value Adjustment ("MVA").

  The third paragraph under the heading Market Value Adjustment on page 15 of the Prospectus is deleted and replaced with the following paragraph:

  MVAs will be applied before any transfer charges or surrender charges. We guarantee that MVAs will not reduce interest earned on amounts allocated to Fixed Period Allocations to less than an effective annual rate, compounded daily, equal to the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Any increase in accumulated value to effect this guarantee will be calculated upon a total transfer or surrender from all Fixed Period Allocations. This increase will be transferred to the Money Market Subaccount for any such transfer or will be included in the surrender amount for any such surrender. For any transfer or surrender after which there remains accumulated value in any Fixed Period Allocation, the full MVA will be applied.

The date of this Supplement is September 22, 2003.

Please include this Supplement with your Prospectus.